                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated August 1, 1999, (99-5), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 16, 1999 to December 15, 1999 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 28th day of December, 1999.

                                         CONSECO FINANCE CORP.



                                         BY: /s/ Phyllis A. Knight
                                             -----------------------------------
                                             Phyllis A. Knight
                                             Senior Vice President and Treasurer

                                                                   SERIES 1999-5
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Dec-99
                                        CUSIP NO.#3935053-K6, L4, M2, N0, P5, Q3
                                                       TRUST ACCOUNT # 3337748-0
                                                       REMITTANCE DATE 1/03/2000

                                                                                     Total $                       Per $1,000
                                                                                      Amount                        Original
                                                                                ---------------------           ------------------
CLASS A CERTIFICATES
--------------------

(1a) Amount available( including Monthly Servicing Fee)                                 26,305,738.17
                                                                                ---------------------
 (b) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn for prior Remittance Date                              0.00
                                                                                ---------------------
 (c) Amount Available after giving effect to withdrawal of Class M-1 Interest
     Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
     Remittance Date                                                                    26,305,738.17
                                                                                ---------------------
 (d) Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                           0.00
                                                                                ---------------------
A.   Interest
     (2) Aggregate  interest
         a. Class A-1 Remittance Rate (6.27%)                                                   6.27%
                                                                                ---------------------
         b. Class A-1 Interest                                                             706,221.23                   4.70814153
                                                                                ---------------------           ------------------
         c. Class A-2 Remittance Rate (6.77%)                                                   6.77%
                                                                                ---------------------
         d. Class A-2 Interest                                                             394,916.67                   5.64166671
                                                                                ---------------------           ------------------
         e. Class A-3 Remittance Rate (6.97%)                                                   6.97%
                                                                                ---------------------
         f. Class A-3 Interest                                                             638,916.67                   5.80833336
                                                                                ---------------------           ------------------
         g. Class A-4 Remittance Rate (7.33%)                                                   7.33%
                                                                                ---------------------
         h. Class A-4 Interest                                                             763,541.67                   6.10833336
                                                                                ---------------------           ------------------
         i. Class A-5 Remittance Rate (7.86%)                                                   7.86%
                                                                                ---------------------
         j. Class A-5 Interest                                                           1,932,250.00                   6.55000000
                                                                                ---------------------           ------------------
         k. Class A-6 Remittance Rate 7.50%, (unless
             the Weighted Average Contract Rate is
             less than 7.50%)                                                                   7.50%
                                                                                ---------------------
         l. Class A-6 Interest                                                           5,207,397.20                   6.12634965
                                                                                ---------------------           ------------------
     (3) Amount applied to:
         a. Unpaid Class A Interest Shortfall                                                    0.00                            0
                                                                                ---------------------           ------------------
     (4) Remaining:
         a. Unpaid Class A Interest Shortfall                                                    0.00                            0
                                                                                ---------------------           ------------------
B.   Principal
     (5) Formula Principal Distribution Amount                                          10,643,708.39                          N/A
                                                                                ---------------------           ------------------
         a. Scheduled Principal                                                          1,607,517.39                          N/A
                                                                                ---------------------           ------------------
         b. Principal Prepayments                                                        8,204,205.09                          N/A
                                                                                ---------------------           ------------------
         c. Liquidated Contracts                                                            68,078.96                          N/A
                                                                                ---------------------           ------------------
         d. Repurchases                                                                    814,408.19                          N/A
                                                                                ---------------------           ------------------
         e. Current Month Advanced Principal                                             2,637,838.12                          N/A
                                                                                ---------------------           ------------------
         f.  Prior Month Advanced Principal                                             (2,688,339.36                          N/A
                                                                                ---------------------           ------------------
     (6) Pool Scheduled Principal Balance                                            1,960,339,638.90
                                                                                ---------------------
    (6b) Adjusted Pool Principal Balance                                             1,957,701,800.78                 978.85090039
                                                                                ---------------------           ------------------
    (6c) Pool Factor                                                                       0.97885090
                                                                                ---------------------

     *Subject to a maximum rate equal to the Weighted Average Contract Rate

                                                                   SERIES 1999-5
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Dec-99
                                        CUSIP NO.#3935053-K6, L4, M2, N0, P5, Q3
                                                                 TRUST ACCOUNT #
                                                       REMITTANCE DATE 1/03/2000
                                                                          Page 2

    (7) Unpaid Class A Principal Shortfall
        (if any) following prior Remittance Date                                                 0.00
                                                                                ---------------------
    (8) Class A Percentage for such Remittance Date                                            89.33%
                                                                                ---------------------
    (9) Class A Percentage for the following  Remittance Date                                  89.27%
                                                                                ---------------------
    (10) Class A  Principal Distribution:
         a. Class A-1                                                                    4,989,238.31                  33.26158873
                                                                                ---------------------           ------------------
         b. Class A-2                                                                            0.00                   0.00000000
                                                                                ---------------------           ------------------
         c. Class A-3                                                                            0.00                   0.00000000
                                                                                ---------------------           ------------------
         d. Class A-4                                                                            0.00                   0.00000000
                                                                                ---------------------           ------------------
         e. Class A-5                                                                            0.00                   0.00000000
                                                                                ---------------------           ------------------
         g. Class A-6                                                                    5,654,470.08                   6.65231774
                                                                                ---------------------           ------------------
    (11) Class A-1 Principal Balance                                                   130,172,719.12                 867.81812747
                                                                                ---------------------           ------------------
   (11a) Class A-1 Pool Factor                                                             0.86781813
                                                                                ---------------------
    (12) Class A-2 Principal Balance                                                    70,000,000.00                 1000.0000000
                                                                                ---------------------           ------------------
   (12a) Class A-2 Pool Factor                                                             1.00000000
                                                                                ---------------------
    (13) Class A-3 Principal Balance                                                   110,000,000.00                 1000.0000000
                                                                                ---------------------           ------------------
   (13a) Class A-3 Pool Factor                                                             1.00000000
                                                                                ---------------------
    (14) Class A-4 Principal Balance                                                   125,000,000.00                 1000.0000000
                                                                                ---------------------           ------------------
   (14a) Class A-4 Pool Factor                                                             1.00000000
                                                                                ---------------------
    (15) Class A-5 Principal Balance                                                   295,000,000.00                 1000.0000000
                                                                                ---------------------           ------------------
   (15a) Class A-5 Pool Factor                                                             1.00000000
                                                                                ---------------------
    (16) Class A-6 Principal Balance                                                   827,529,081.66                  973.5636255
                                                                                ---------------------           ------------------
   (16a) Class A-6 Pool Factor                                                             0.97356363
                                                                                ---------------------
    (18) Unpaid Class A Principal Shortfall
         (if any)following current Remittance Date                                               0.00
                                                                                ---------------------
    (19) Additional Principal Distribution Amount
                                                                                ---------------------
C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

    (20)  31-59 days                                                                    16,178,873.17                          414
                                                                                ---------------------           ------------------
    (21)  60 days or more                                                                9,208,117.49                          213
                                                                                ---------------------           ------------------
    (22)  Current Month Repossessions                                                      754,856.65                           23
                                                                                ---------------------           ------------------
    (23)  Repossession Inventory                                                         1,230,535.50                           37
                                                                                ---------------------           ------------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                                                                   SERIES 1999-5
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Dec-99
                                        CUSIP NO.#3935053-K6, L4, M2, N0, P5, Q3
                                                                 TRUST ACCOUNT #
                                                       REMITTANCE DATE 1/03/2000
                                                                          Page 3

Class M-1, M-2, Distribution Test and Class B Distribution test (applicable on and after the Remittance Date occurring in October, 2003.)

(24)  Average Sixty - Day Delinquency Ratio Test

         (a)  Sixty - Day Delinquency Ratio for current Remittance Date                                                0.53%
                                                                                                        --------------------
         (b)  Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
              may not exceed 4.5%)                                                                                     0.32%
                                                                                                        --------------------
(25)  Cumulative Realized Losses Test

         (a)  Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed
              5.5% from October 1, 2003 to September 30, 2004,
              7.0% from October 1, 2004 to September 30, 2005; 9.0%  from
              October 1, 2005 to September 30, 2006 and 10.5% thereafter)                                              0.01%
                                                                                                        --------------------
(26)  Current Realized Losses Test

         (a)  Current Realized Losses for current Remittance Date                                                  55,736.24
                                                                                                        --------------------
         (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding
              Remittance and for current Remittance Date;
              may not exceed 2.75%)                                                                                    0.05%
                                                                                                        --------------------
(27)  Class M-1, M-2, Principal Balance Test

         (a)  The sum of Class M-1, M2 Principal Balance and Class B Principal
              Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
              Date is greater than 30.00%                                                                             20.32%
                                                                                                        --------------------
         (b)  The sum of Class M-2 Principal Balance and Class B Principal
              Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
              Date is greater than 21.00%                                                                             14.23%
                                                                                                        --------------------
(28)  Class B Principal Balance Test

         (a)  Class B Principal Balance (before any distributions on current
              Remittance Date) as of such Remittance date is greater than $40,000,000.00                      210,000,000.00
                                                                                                        --------------------

         (b)  Class B Principal Balance (before distributions on current
              Remittance Date) divided by pool Scheduled Principal Balance
              as of preceding Remittance Date is equal to or greater than 15.75%.                                     10.67%
                                                                                                        --------------------

                                                                   SERIES 1999-5
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Dec-99
                                                CUSIP NO. #3935053-R1,S9, T7, U4
                                                                 TRUST ACCOUNT #
                                                       REMITTANCE DATE 1/03/2000
                                                                          Page 4

                                                                                     Total $                       Per $1,000
                                                                                      Amount                        Original
                                                                                ---------------------           ------------------
CLASS M-1 CERTIFICATES
----------------------
(29) Amount available (including Monthly Servicing Fee)                                  6,018,786.34
                                                                                ---------------------
A.   Interest
     (30) Aggregate interest

           (a) Class M-1 Remittance Rate 8.05%, unless the
               Weighted Average Contract Rate is less than 8.05%)                               8.05%
                                                                                ---------------------
           (b) Class M-1 Interest                                                          805,000.00                   6.70833333
                                                                                ---------------------           ------------------
           (c) Interest on Class M-1 Adjusted Principal Balance                                  0.00
                                                                                ---------------------
     (31) Amount applied to Class M-1 Interest Deficiency Amount                                 0.00
                                                                                ---------------------
     (32) Remaining unpaid Class M-1 Interest Deficiency Amount                                  0.00
                                                                                ---------------------
     (33) Amount applied to:
          a. Unpaid Class M-1 Interest Shortfall                                                 0.00                            0
                                                                                ---------------------           ------------------
     (34) Remaining:
          a. Unpaid Class M-1 Interest Shortfall                                                 0.00                            0
                                                                                ---------------------           ------------------
B.   Principal
     (35) Formula Principal Distribution Amount                                                  0.00                          N/A
                                                                                ---------------------           ------------------
          a. Scheduled Principal                                                                 0.00                          N/A
                                                                                ---------------------           ------------------
          b. Principal Prepayments                                                               0.00                          N/A
                                                                                ---------------------           ------------------
          c. Liquidated Contracts                                                                0.00                          N/A
                                                                                ---------------------           ------------------
          d. Repurchases                                                                         0.00                          N/A
                                                                                ---------------------           ------------------
    (36) Class M-1 Principal Balance                                                   120,000,000.00                1000.00000000
                                                                                ---------------------           ------------------
   (36a) Class M-1 Pool Factor                                                             1.00000000
                                                                                ---------------------
    (37) Class M-1 Percentage for such Remittance Date                                          0.00%
                                                                                ---------------------
    (38) Class M-1  Principal Distribution:
         a. Class M-1 (current)                                                                  0.00                   0.00000000
                                                                                ---------------------           ------------------
         b. Unpaid Class M-1 Principal Shortfall
            (if any) following prior Remittance Date                                             0.00
                                                                                ---------------------
    (39) Unpaid Class M-1 Principal Shortfall
         (if any) following current Remittance Date                                              0.00
                                                                                ---------------------
    (40) Class M-1 Percentage for the following Remittance Date                                 0.00%
                                                                                ---------------------
    (41) Class M-1 Liquidation Loss Interest
         (a) Class M-1 Liquidation Loss Amount                                                   0.00
                                                                                ---------------------
         (b) Amount applied to Class M-1
             Liquidation Loss Interest Amount                                                    0.00
                                                                                ---------------------
         (c) Remaining Class M-1 Liquidation Loss
             Interest Amount                                                                     0.00
                                                                                ---------------------
         (d) Amount applied to Unpaid Class M-1
             Loss Interest Shortfall                                                             0.00
                                                                                ---------------------
         (e) Remaining Unpaid Class M-1
             Liquidation Loss Interest Shortfalls                                                0.00
                                                                                ---------------------

         *Subject to a maximum rate equal to the Weighted Average Contract Rate

                                                                   SERIES 1999-5
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Dec-99
                                               CUSIP NO. #3935053-R1, S9, T7, U4
                                                                 TRUST ACCOUNT #
                                                       REMITTANCE DATE 1/03/2000
                                                                          Page 5

                                                                                     Total $                       Per $1,000
                                                                                      Amount                        Original
                                                                                ---------------------           ------------------
CLASS M-2 CERTIFICATES
----------------------
(42) Amount available (including Monthly Servicing Fee)                                  5,213,786.34
                                                                                ---------------------
A.   Interest
     (43) Aggregate interest

          (a) Class M-2 Remittance Rate 8.67%, unless the
              Weighted Average Contract Rate is less than 8.67%)                                8.67%
                                                                                ---------------------
          (b) Class M-2 Interest                                                           505,750.00                   7.22500000
                                                                                ---------------------           ------------------
          (c) Interest on Class M-2 Adjusted Principal Balance                                   0.00
                                                                                ---------------------
     (44) Amount applied to Class M-2 Interest Deficiency Amount                                 0.00
                                                                                ---------------------
     (45) Remaining unpaid Class M-2 Interest Deficiency Amount                                  0.00
                                                                                ---------------------
     (46) Amount applied to:
          a. Unpaid Class M-2 Interest Shortfall                                                 0.00                            0
                                                                                ---------------------           ------------------
     (47) Remaining:
          a. Unpaid Class M-2 Interest Shortfall                                                 0.00                            0
                                                                                ---------------------           ------------------
B.   Principal
     (48) Formula Principal Distribution  Amount                                                 0.00                          N/A
                                                                                ---------------------           ------------------
          a. Scheduled Principal                                                                 0.00                          N/A
                                                                                ---------------------           ------------------
          b. Principal Prepayments                                                               0.00                          N/A
                                                                                ---------------------           ------------------
          c. Liquidated Contracts                                                                0.00                          N/A
                                                                                ---------------------           ------------------
          d. Repurchases                                                                         0.00                          N/A
                                                                                ---------------------           ------------------
    (49) Class M-2 Principal Balance                                                    70,000,000.00                1000.00000000
                                                                                ---------------------           ------------------
   (49a) Class M-2 Pool Factor                                                             1.00000000
                                                                                ---------------------
    (50) Class M-2 Percentage for such Remittance Date                                          0.00%
                                                                                ---------------------
    (51)  Class M-2  Principal Distribution:
          a. Class M-2 (current)                                                                 0.00                   0.00000000
                                                                                ---------------------           ------------------
          b. Unpaid Class M-2 Principal Shortfall
             (if any) following prior Remittance Date                                            0.00
                                                                                ---------------------
    (52) Unpaid Class M-2 Principal Shortfall
         (if any) following current Remittance Date                                              0.00
                                                                                ---------------------
    (53) Class M-2 Percentage for the following Remittance Date                                 0.00%
                                                                                ---------------------
    (54) Class M-2 Liquidation Loss Interest
         (a) Class M-2 Liquidation Loss Amount                                                   0.00
                                                                                ---------------------
         (b) Amount applied to Class M-2
             Liquidation Loss Interest Amount                                                    0.00
                                                                                ---------------------
         (c) Remaining Class M-2 Liquidation Loss
             Interest Amount                                                                     0.00
                                                                                ---------------------
         (d) Amount applied to Unpaid Class M-2
             Loss Interest Shortfall                                                             0.00
                                                                                ---------------------
         (e) Remaining Unpaid Class M-2
             Liquidation Loss Interest Shortfalls                                                0.00
                                                                                ---------------------

         *Subject to a maximum rate equal to the Weighted Average Contract Rate

                                                                   SERIES 1999-5
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Dec-99
                                               CUSIP NO. #3935053-R1, S9, T7, U4
                                                                 TRUST ACCOUNT #
                                                       REMITTANCE DATE 1/03/2000
                                                                          Page 6

                                                                                              Total $             Per $1,000
                                                                                               Amount              Original
                                                                                            -----------------   ----------------
CLASS BI CERTIFICATES
---------------------

         (1) Amount Available less the Class A
             Distribution Amount and Class M-1 Distribution
             Amount (including Monthly Servicing Fee)                                            4,708,036.34
                                                                                            -----------------
         (2) Class B-1 Adjusted Principal Balance                                                        0.00
                                                                                            -----------------
         (3) Class B-1 Remittance Rate  (9.20%
             unless Weighted Average Contract Rate
             is below 9.20%)                                                                            9.20%
                                                                                            -----------------
         (4) Interest on Class B-1 Adjusted Principal Balance                                            0.00
                                                                                            -----------------
         (3) Aggregate Class B1 Interest                                                           536,666.67        7.66666671
                                                                                            -----------------   ---------------
         (4) Amount applied to Unpaid
             Class B1 Interest Shortfall                                                                 0.00              0.00
                                                                                            -----------------   ---------------
         (5) Remaining Unpaid Class B1
             Interest Shortfall                                                                          0.00              0.00
                                                                                            -----------------   ---------------
         (6) Amount applied to Class B-1
             Interest Deficiency Amount                                                                  0.00
                                                                                            -----------------
         (7) Remaining Unpaid Class B-1
             Interest Deficiency Amount                                                                  0.00
                                                                                            -----------------
         (8) Unpaid Class B-1 Principal Shortfall
             (if any) following prior Remittance Date                                                    0.00
                                                                                            -----------------
        (8a) Class B Percentage for such Remittance Date                                                 0.00
                                                                                            -----------------
         (9) Current Principal (Class B Percentage of Formula Principal
             Distribution Amount)                                                                        0.00        0.00000000
                                                                                            -----------------   ---------------
       (10a) Class B1 Principal Shortfall                                                                0.00
                                                                                            -----------------
       (10b) Unpaid Class B1 Principal Shortfall                                                         0.00
                                                                                            -----------------
        (11) Class B Principal Balance                                                         210,000,000.00
                                                                                            -----------------
        (12) Class B1 Principal Balance                                                         70,000,000.00
                                                                                            -----------------
       (12a) Class B1 Pool Factor                                                                  1.00000000
                                                                                            -----------------
        (13) Class B-1 Liquidation Loss Interest
             (a) Class B-1 Liquidation Loss Amount                                                       0.00
                                                                                            -----------------
             (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                            0.00
                                                                                            -----------------
             (c) Remaining Class B-1 Liquidation Loss Interest Amount                                    0.00
                                                                                            -----------------
             (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall                  0.00
                                                                                            -----------------
             (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                          0.00
                                                                                            -----------------

                                                                   SERIES 1999-5
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Dec-99
                                               CUSIP NO. #3935053-R1, S9, T7, U4
                                                                 TRUST ACCOUNT #
                                                       REMITTANCE DATE 1/03/2000
                                                                          Page 7

                                                                                      Total $                     Per $1,000
                                                                                      Amount                       Original
                                                                                -------------------             ---------------
CLASS B2 CERTIFICATES
---------------------

         (14) Remaining Amount Available                                               4,171,369.67
                                                                                -------------------
         (15) Class B-2 Remittance Rate ( 9.20%
              unless Weighted Average Contract
              Rate is less than 9.20%)                                                        9.20%
                                                                                -------------------
         (16) Aggregate Class B2 Interest                                              1,073,333.33                  7.66666664
                                                                                -------------------             ---------------
         (17) Amount applied to Unpaid
              Class B2 Interest Shortfall                                                      0.00                        0.00
                                                                                -------------------             ---------------
         (18) Remaining Unpaid Class B2
              Interest Shortfall                                                               0.00                        0.00
                                                                                -------------------             ---------------
         (19) Unpaid Class B2 Principal Shortfall
              (if any) following prior Remittance Date                                         0.00
                                                                                -------------------
         (20) Class B2 Principal Liquidation Loss Amount                                       0.00
                                                                                -------------------
         (21) Class B2 Principal (zero until class B1 paid down: thereafter,
              Class B Percentage
              of formula Principal Distribution Amount)                                        0.00                  0.00000000
                                                                                -------------------             ---------------
         (22) Guarantee Payment                                                                0.00
                                                                                -------------------
         (23) Class B2 Principal Balance                                             140,000,000.00
                                                                                -------------------
        (23a) Class B2 Pool Factor                                                       1.00000000
                                                                                -------------------
         (24) Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree
              Financial Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution
              Amount, Class M-1 Distribution Amount, Class B-1 Distribution
              Amount and Class B-2  Distribution Amount, if the Company or
              Green Tree Financial Servicing Corp. is the Servicer)                      821,264.10
                                                                                -------------------
         (25) Class B-3I Guarantee Fee                                                 2,276,772.24
                                                                                -------------------
         (26) Class B-3I Distribution Amount                                                   0.00
                                                                                -------------------
         (27) Class B-3I Formula Distribution Amount (all Excess
              Interest plus Unpaid Class B-3I Shortfall)                                       0.00
                                                                                -------------------
         (28) Class B-3I Distribution Amount (remaining Amount Available)                      0.00
                                                                                -------------------
         (29) Class B-3I Shortfall (26-27)                                             2,008,063.88
                                                                                -------------------
         (30) Unpaid Class B-3I Shortfall                                             14,910,991.92
                                                                                -------------------
         (31) Class M-1 Interest Deficiency on such Remittance Date                            0.00
                                                                                -------------------
         (32) Class B-1 Interest Deficiency on such Remittance Date                            0.00
                                                                                -------------------
         (33) Repossessed Contracts                                                      754,856.65
                                                                                -------------------
         (34) Repossessed Contracts Remaining in Inventory                             1,230,535.50
                                                                                -------------------
         (35) Weighted Average Contract Rate                                               10.27537
                                                                                -------------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.